Subcontract 32162-SV
                                                                     Amendment 1


                                                                   EXHIBIT 10.13

                                     THALES

                                   SUBCONTRACT

                                  NO. 32162-SV

                                   AMENDMENT 1

                                     BETWEEN

                           THALES COMMUNICATIONS, INC.

                                       AND

                            NEAH POWER SYSTEMS, INC.

                                  28 JULY 2004

                             AGREEMENT NO. 32162-SV

                                 AMENDMENT NO. 1

This amendment makes the following changes:

1. Revises Clause 1 - Development Phase 1 Schedule and Deliverables to reflect delays and additional prototypes in accordance with Thales letter DDA-04-854 dated 16 July 2004.

2. Subcontract pages 1 and 2 are included in this Amendment. All changes are marked with a change bar.

3.   This Amendment is effective as of 28 July 2004.

4.   All other subcontract portions remain unchanged.

The parties hereto have executed this amendment as shown below:

Seller:                                       Buyer:

Neah Power Systems, Inc.                      Thales Communications, Inc.

By:                                           By:
/s/ David Dorheim                             /s/ David D. Arnold
---------------------------                   -----------------------------
(Signature)                                   (Signature)


David Dorheim                                 David D. Arnold
---------------------------                   -----------------------------
(Typed or Printed Name)                       (Typed or Printed Name)

President & CEO                               Director of Contracts
---------------------------                   -----------------------------
(Title)                                       (Title)

July 28, 2004                                 July 30, 2004
---------------------------                   -----------------------------
(Date)                                        (Date)

                                                            Subcontract 32162-SV
                                                                     Amendment 1

THIS AGREEMENT, effective as of the last date of signature hereto, by and between Thales Communications, Inc. of 22605 Gateway Center Drive, Maryland 20871, hereinafter called "Thales", "TCI" or "Buyer", and Neah Power Systems, Inc. of 22118 20th Avenue SE, Suite 142, Bothell, WA 98021, hereinafter called the "'Neah", "Seller" or "Subcontractor", collectively called the "Parties."

                                 WITNESSETH THAT

Whereas, Neah is an expert engaged in the development of small fuel cells for portable devices based upon silicon technology and desires to enter a business arrangement with TCI to develop a tactical fuel cell version for use with TCI's XXXX portable applications;

Whereas, TCI is a Government and defense contractor in the business of developing, producing and selling man portable radios and desires to enter into a business arrangement with Neah to have Neah develop a tactical fuel cell power source for use with TCI's products;

Whereas, in consideration of the mutual promises, covenants, and agreements set forth herein, the Parties agree that the Neah shall perform all the services and deliver all of the products required by this Agreement, for the consideration calculated in accordance with this Agreement. This Agreement, hereinafter referred to as the "Agreement" or "Subcontract". The rights and obligations of the Parties shall be governed by this Agreement, the Supplemental Provisions and any other documents or specifications attached hereto or referenced herein or within a document so referenced;

Now therefore, the parties agree as follows:

     1.   Development Phase 1 - Prices and Delivery Schedule:

     For a price of $344,000, Seller agrees to use commercially reasonable efforts to develop proof-of-concept fuel cell power source prototypes in accordance with the Statement of Work (SOW) and Specification shown in Attachment 1. The deliverables for Phase 1 are as follows:

     ------------------------------------------------------------ ------------------------ -------------------------
                             Description                                 Quantity                  Due Date
     ------------------------------------------------------------ ------------------------ -------------------------
     Fuel Cell Prototype in accordance with SOW and                          2                   30 Sep 2004
     Specification and Option 2 of Thales letter DDA-04-854
     dated 16 Jul 2004
     ------------------------------------------------------------ ------------------------ -------------------------
     Fuel Cell Prototype in accordance with SOW and                          2                   31 Jan 2005
     Specification and Option I of Thales letter DDA-04-854
     dated 16 Jul 2004
     ------------------------------------------------------------ ------------------------ -------------------------

                                                            Subcontract 32162-SV
                                                                     Amendment 1


     ------------------------------------------------------------ ------------------------ -------------------------
     Non-Functioning Space Models in Phase 2 Form Factor                     2                   31 Jan 2005
     ------------------------------------------------------------ ------------------------ -------------------------
     Draft Phase 2 Fuel Cell Requirements                                    1                   31 Jan 2005
     Document and Not to Exceed Production Price
     ------------------------------------------------------------ ------------------------ -------------------------
     Test and Evaluation Support                                        As required              As Required
     ------------------------------------------------------------ ------------------------ -------------------------
     Status Reports /Conference Calls                              Bi-weekly as Required          As Agreed
     ------------------------------------------------------------ ------------------------ -------------------------
     Meetings/Reviews                                                    3 Minimum                As Agreed
     ------------------------------------------------------------ ------------------------ -------------------------

     For purposes of administration and payment, a separate Purchase Order(s) may be issued pursuant to this Agreement. In such an event, any purchase order issued shall make reference to this Agreement and all terms and conditions contained herein shall apply to the purchase orders. To the extent that such purchase orders include terms which are in conflict with, or which are not included in, this Agreement, they shall be subject to acceptance by Neah.

     PHASE 1 PAYMENT SCHEDULE

     Payments shall be made to Seller based on the following Milestone Schedule:

     --------------------- -------------------------------------- ------------------------ -------------------------
          Milestone               Payment Event/Criteria              Payment Amount          Estimated Schedule
     --------------------- -------------------------------------- ------------------------ -------------------------
              1            Execution of Agreement                        $153,000                    N/A
     --------------------- -------------------------------------- ------------------------ -------------------------
              2            Critical Design Review                         $78,000                22 June 2004
     --------------------- -------------------------------------- ------------------------ -------------------------
              3            Delivery of Draft Phase 2 Product             $113,000                31 Jan 2005
                           Development Specification, four Phase 1
                           prototypes and two Phase 2 space models, and
                           Not-to-Exceed Production Price.
     --------------------- -------------------------------------- ------------------------ -------------------------

     Payments are due by Buyer net 30 days after receipt of a valid invoice from Seller.

2.   OPTION DEVELOPMENT PHASE 2 - PRICES AND DELIVERY SCHEDULE:

     The Buyer shall have 3 months following final delivery of all deliverables by Seller and acceptance thereof by buyer under development Phase 1 to exercise the Phase 2 option, at which time Buyer shall provide Seller with the finalized physical form factor for Phase 2. The buyer shall have an option to purchase an additional 3 months of decision time at a cost of $40,000. The total price for Phase 2, if successful, is $1,402,000. Seller agrees to use commercially reasonable efforts to develop fuel cell power sources in accordance with the

                                                            Subcontract 32162-SV
                                                                     Amendment 1

     Statement of Work (SOW) and Specification shown in Attachment 1. The deliverables for Phase 2 are as follows:

     -------------------------------------------------------------- ----------------------- ------------------------
                              Description                                  Quantity                Due Date
     -------------------------------------------------------------- ----------------------- ------------------------
     Fuel Cell Prototype including fuel cells and fuel cartridges.  5 units qualified per   12 Months after option
                                                                    Table 6, Attachment 4B         exercise
     -------------------------------------------------------------- ----------------------- ------------------------
     Fuel Cell Documentation                                                1 lot                   Per SOW
     -------------------------------------------------------------- ----------------------- ------------------------
     Test and Evaluation Support                                         As Required              As Required
     -------------------------------------------------------------- ----------------------- ------------------------
     Status Reports/Conference Calls                                Bi-weekly as Required          As Agreed
     -------------------------------------------------------------- ----------------------- ------------------------
     Meetings/Reviews                                                     4 Minimum                As Agreed
     -------------------------------------------------------------- ----------------------- ------------------------
     Phase 3 Production Price and Delivery Proposal                           1             15 Months after option
                                                                                                   exercise
     -------------------------------------------------------------- ----------------------- ------------------------


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